UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 10, 2015

Amicus Therapeutics, Inc.

(Exact Name of Issuer as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-33497 (Commission File Number)	71-0869350 (I.R.S. Employer Identification Number)

1 Cedar Brook Drive Cranbury, New Jersey (Address of Principal Executive Offices)	08512 (Zip Code)

(609) 662-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Entry Into a Material Definitive Agreement.

On June 11, 2015, Amicus Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters set forth on Schedule 1 thereto (the “Underwriters”), relating to an underwritten public offering of 16,981,132 shares (the “Shares”) of the Company’s common stock, par value $0.01 per Share (the “Offering”).  All of the Shares are being sold by the Company.  The Shares will be offered to the public at a price of $13.25 per Share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $12.455 per Share.  The Underwriters have been granted a 30-day option to purchase an additional 2,547,170 shares of the Company’s common stock.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.  The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-202474) initially filed with the Securities and Exchange Commission (the “Commission”) on March 3, 2015 and declared effective on May 4, 2015, and a registration statement on Form S-3 (Registration No. 333-204895) filed with the Commission on June 11, 2015 pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and deemed effective upon filing.  A preliminary prospectus supplement relating to the Offering was filed with the Commission on June 10, 2015, and a final prospectus supplement relating to the Offering was filed with the Commission on June 12, 2015.  The closing of the Offering is expected to take place on June 17, 2015, subject to the satisfaction of customary closing conditions.

The legal opinion and consent of Pepper Hamilton LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The net proceeds from the sale of the Shares, after deducting the Underwriters’ discounts and commissions and estimated offering expenses payable by the Company, will be approximately $211.0 million.  The Company’s press releases, dated June 10, 2015 and June 11, 2015, announcing the commencement and pricing of the Offering, respectively, are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits: The Exhibit Index annexed hereto is incorporated herein by reference.

1.1                               Underwriting Agreement dated June 11, 2015, by and among Amicus Therapeutics, Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters set forth on Schedule 1 thereto

5.1          Opinion of Pepper Hamilton LLP

23.1        Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)

99.1        Press Release of Amicus Therapeutics, Inc. dated June 10, 2015

99.2        Press Release of Amicus Therapeutics, Inc. dated June 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amicus Therapeutics, Inc.

Date: June 12, 2015	By:	/s/ William D. Baird III
William D. Baird III Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1

Underwriting Agreement dated June 11, 2015, by and among Amicus Therapeutics, Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters set forth on Schedule 1 thereto

5.1	Opinion of Pepper Hamilton LLP

23.1	Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)

99.1	Press Release of Amicus Therapeutics, Inc. dated June 10, 2015

99.2	Press Release of Amicus Therapeutics, Inc. dated June 11, 2015